Janus Equity Funds

                 Supplement dated January 1, 2000 to Prospectus
             dated February 17, 1999 as supplemented April 16, 1999

THIS INFORMATION SUPPLEMENTS THE JANUS INVESTMENT FUNDS' COMBINED EQUITY FUNDS' PROSPECTUS DATED FEBRUARY 17, 1999 AS SUPPLEMENTED APRIL 16, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

The following information should be added to the INVESTMENT PERSONNEL/ PORTFOLIO MANAGERS' section on page 56 of the Prospectus:

Laurence J. Chang became co-manager of Janus Worldwide Fund on September 30, 1999. Prior to serving as co-manager of the Fund, he served as assistant portfolio manager of Janus Worldwide Fund since December 1996. Mr. Chang has co-managed Janus Overseas Fund since April 1998. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion and Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. Mr. Chang is a Chartered Financial Analyst.

Blaine P. Rollins is Executive Vice President and portfolio manager of Janus Fund, replacing James P. Craig who previously managed Janus Fund from June 1986 through December 1999. Mr. Rollins served as Executive Vice President and portfolio manager of Janus Balanced Fund from January 1996 through December 1999, Executive Vice President and portfolio manager of Janus Equity Income Fund from June 1996 through December 1999, and as assistant portfolio manager of Janus Fund from January 1994 through December 1999. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

Karen L. Reidy is Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Equity Income Fund, replacing Blaine P. Rollins who previously managed Janus Balanced Fund and Janus Equity Income Fund. She is also an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.

John H. Schreiber is an assistant portfolio manager of Janus Fund. Mr. Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to joining Janus Capital, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.
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